UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): April 30, 2003

COMMISSION FILE NUMBER: 000-26109

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

1339 Moffett Park Drive

Sunnyvale, California 94089

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

Item 7.	Financial Statements and Exhibits.

c.	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 30, 2003

Item 9.	REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished Under Item 12.)

Item 12.	Disclosure of Results of Operations and Financial Condition.

On April 30, 2003, RAE Systems Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Items 9 and 12 of this Current Report on Form 8-K, including the exhibit shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: May 1, 2003	By:	/s/ JOSEPH NG
Joseph Ng
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 30, 2003